EXHIBIT 32.1

           CERTIFICATION OF THE PRESIDENT, PRINCIPAL FINANCIAL OFFICER
            AND PRINCIPAL ACCOUNTING OFFICER PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of LXU Healthcare, Inc. (the "Company") for the annual period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Joseph H. Potenza, as the President, Principal Financial Officer and Principal Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              /s/ Joseph H. Potenza
                                              ----------------------------------
                                              Name: Joseph H. Potenza
                                              Date: September 28, 2005





This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 8 of the Securities Exchange Act of 1934, as amended.